UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 14, 2006

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.

1-12577	SITEL CORPORATION	47-0684333

MINNESOTA

(State or Other Jurisdiction of Incorporation or Organization)

7277 WORLD COMMUNICATIONS DRIVE OMAHA, NEBRASKA	68122
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-6810

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                         Results of Operations and Financial Condition

On March 14, 2006, SITEL Corporation issued a press release with respect to the company’s fourth quarter of 2005 financial results. Furnished as exhibit 99.1 is a copy of the press release.

Item 9.01.                                         Financial Statements and Exhibits.

The following item is furnished pursuant to item 2.02, is not considered “filed” under the Securities and Exchange Act of 1934, as amended, and shall not be incorporate by reference into any of the previous or further filings of SITEL Corporation under the Securities and Exchange Act of 1933, as amended, or the Exchange Act.

(d) Exhibits

99.1	Press release of SITEL Corporation dated March 14, 2006

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITEL Corporation
(Registrant)

Date: March 14, 2006	By	/s/	Jorge A. Celaya
Jorge A. Celaya
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of SITEL Corporation dated March 14, 2006